Exhibit 99.2

Boyd Gaming Corporation and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Financial Information

The following unaudited pro forma condensed consolidated financial information is derived from and should be read in conjunction with historical consolidated financial statements and related notes of Boyd Gaming Corporation (“Boyd”). Boyd and MGM Resorts International ("MGM") each originally held a 50% interest in Marina District Development Holding Co., LLC ("Holding Company"). Holding Company owns all the equity interests in Marina District Development Company, LLC, d.b.a. Borgata Hotel Casino and Spa ("Borgata"). Boyd is the managing member of Holding Company and is responsible for the day-to-day operations of Borgata.

In February 2010, Boyd entered into an agreement with MGM to amend the operating agreement to, among other things, facilitate the transfer of MGM's interest in Holding Company ("MGM Interest") to a divestiture trust (the "Divestiture Trust") established for the purpose of selling the MGM Interest to a third party. The proposed sale of the MGM Interest through the Divestiture Trust was part of a then-proposed settlement agreement between MGM and the New Jersey Department of Gaming Enforcement (the "NJDGE").

On March 17, 2010, MGM announced that its settlement agreement with the NJDGE had been approved by the New Jersey Casino Control Commission ("NJCCC"). Under the terms of the settlement agreement, MGM agreed to transfer the MGM Interest into the Divestiture Trust. Upon the transfer of the MGM Interest into the Divestiture Trust on March 24, 2010, Boyd determined that it had control, as defined in the relevant accounting literature, of Holding Company and commenced consolidating the business as of that date.  Subsequent to a Joint Petition of MGM, Boyd and Holding Company, on February 13, 2013, the NJCCC approved amendments to the settlement agreement which permitted MGM to file an application for a statement of compliance, which, if approved, would permit MGM to reacquire its interest in Holding Company.

The NJCCC approved MGM’s application for licensure on September 10, 2014. On September 30, 2014, the Divestiture Trust was dissolved and MGM reacquired its Borgata ownership interest and its substantive participation rights in the management of Borgata. As a result, Boyd is deconsolidating Borgata as of the close of business on September 30, 2014, and will account for its investment in Borgata applying the equity method for periods subsequent to the deconsolidation. As a result of the deconsolidation, Boyd has adjusted the book value of its investment to equal fair value and recognized a loss due to the deconsolidation of $12.1 million in its third quarter 2014 results.

The unaudited pro forma condensed consolidated financial information for each of the quarterly periods within and for the year ended December 31, 2013, and for each of the quarterly periods in and for the year-to-date period ended September 30, 2014, gives effect to:

•	the deconsolidation by Boyd of Holding Company, and

•	the recording by Boyd using the equity method of accounting of its 50% share of the operating results of Holding Company for the respective periods.

The unaudited pro forma condensed consolidated financial information assumes that these transactions occurred as of January 1, 2013.

The unaudited pro forma condensed consolidated financial information has been prepared based upon currently available information and assumptions that are deemed appropriate by Boyd’s management. The pro forma information is for informational purposes only and is not intended to be indicative of the actual consolidated results that would have been reported had the transactions occurred on the date indicated, nor does the information represent a forecast of the consolidated financial results for any future period.

Boyd Gaming Corporation and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations
For the Three Months Ended March 31, 2013
(Unaudited)

	Boyd	Pro Forma	Pro Forma	Boyd
	Gaming	Deconsolidation	Equity Investment	Gaming
(In millions, except per share data)	Historical	of Borgata	in Borgata	As Adjusted
REVENUES
Operating revenues
Gaming	$632.6	$(145.7)	$—	$486.9
Food and beverage	111.8	(33.9)	—	77.9
Room	63.9	(26.7)	—	37.2
Other	39.2	(9.2)	—	30.0
Gross revenues	847.5	(215.5)	—	632.0
Less promotional allowances	111.9	(49.8)	—	62.1
Net revenues	735.6	(165.7)	—	569.9
COSTS AND EXPENSES
Operating costs and expenses
Gaming	297.3	(61.1)	—	236.2
Food and beverage	60.1	(17.3)	—	42.8
Room	13.1	(3.0)	—	10.1
Other	28.2	(6.7)	—	21.5
Selling, general and administrative	123.9	(34.9)	—	89.0
Maintenance and utilities	39.2	(14.3)	—	24.9
Depreciation and amortization	70.0	(15.6)	—	54.4
Corporate expense	15.4	—	—	15.4
Preopening expenses	2.4	—	—	2.4
Asset transactions costs	3.0	(0.3)	—	2.7
Other operating items, net	1.6	—	—	1.6
Total operating costs and expenses	654.2	(153.2)	—	501.0
Operating income from Borgata	—	—	6.2	6.2
Operating income	81.4	(12.5)	6.2	75.1
Other expense (income)
Interest income	(0.7)	—	—	(0.7)
Interest expense, net	95.7	(20.8)	—	74.9
Other, net	(0.6)	—	—	(0.6)
Other non-operating expenses from Borgata, net	—	—	10.1	10.1
Total other expense, net	94.4	(20.8)	10.1	83.7
Income (loss) from continuing operations before taxes	(13.0)	8.3	(3.9)	(8.6)
Income taxes	2.4	(0.5)	—	1.9
Income (loss) from continuing operations, net of tax	(10.6)	7.8	(3.9)	(6.7)
Income (loss) from discontinued operations, net of tax	(1.0)	—	—	(1.0)
Net income (loss)	(11.6)	7.8	(3.9)	(7.7)
Net (income) loss attributable to noncontrolling interest	4.3	—	(3.9)	0.4
Net income (loss) attributable to Boyd Gaming Corporation	$(7.3)	$7.8	$(7.8)	$(7.3)

Boyd Gaming Corporation and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations
For the Three Months Ended March 31, 2013 (Continued)
(Unaudited)

	Boyd	Pro Forma	Pro Forma	Boyd
	Gaming	Deconsolidation	Equity Investment	Gaming
(In millions, except per share data)	Historical	of Borgata	in Borgata	As Adjusted
Basic net income (loss) per common share:
Continuing operations	$(0.07)			$(0.07)
Discontinued operations	(0.01)			(0.01)
Basic net income (loss) per common share	$(0.08)			$(0.08)
Weighted average basic shares outstanding	88.0			88.0

Diluted net income (loss) per common share:
Continuing operations	$(0.07)			$(0.07)
Discontinued operations	(0.01)			(0.01)
Diluted net income (loss) per common share	$(0.08)			$(0.08)
Weighted average diluted shares outstanding	88.0			88.0

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

Boyd Gaming Corporation and Subsidiaries
Pro Forma Condensed Consolidated Supplemental Information
Reconciliation of Adjusted EBITDA to Operating Income (Loss)
For the Three Months Ended March 31, 2013
(Unaudited)

	Boyd	Pro Forma	Pro Forma	Boyd
	Gaming	Deconsolidation	Equity Investment	Gaming
(In millions)	Historical	of Borgata	in Borgata	As Adjusted
Net Revenues by Reportable Segment
Las Vegas Locals	$152.8	$—	$—	$152.8
Downtown Las Vegas	54.1	—	—	54.1
Midwest and South	229.1	—	—	229.1
Peninsula	133.9	—	—	133.9
Borgata	165.7	(165.7)	—	—
Net revenues	$735.6	$(165.7)	$—	$569.9

Adjusted EBITDA by Reportable Segment
Las Vegas Locals	$39.2	$—	$—	$39.2
Downtown Las Vegas	7.1	—	—	7.1
Midwest and South	49.7	—	—	49.7
Peninsula	50.7	—	—	50.7
Wholly owned property Adjusted EBITDA	146.7	—	—	146.7
Corporate expense	(11.6)	—	—	(11.6)
Wholly owned Adjusted EBITDA	135.1	—	—	135.1
Borgata	28.4	(28.4)	14.2	14.2
Adjusted EBITDA	163.5	(28.4)	14.2	149.3

Other operating costs and expenses
Deferred rent	1.0	—	—	1.0
Depreciation and amortization	70.0	(15.6)	—	54.4
Preopening expenses	2.4	—	—	2.4
Share-based compensation expense	4.1	—	—	4.1
Asset transactions costs	3.0	(0.3)	—	2.7
Other operating charges and credits, net	1.6	—	—	1.6
Our share of Borgata's other operating costs and expenses	—	—	8.0	8.0
Total other operating costs and expenses	82.1	(15.9)	8.0	74.2
Operating income	81.4	(12.5)	6.2	75.1
Other non-operating items
Interest expense, net	95.0	(20.8)	—	74.2
Other, net	(0.6)	—	—	(0.6)
Our share of Borgata's other non-operating expenses	—	—	10.1	10.1
Total other non-operating items, net	94.4	(20.8)	10.1	83.7
Income (loss) from continuing operations before income taxes	(13.0)	8.3	(3.9)	(8.6)
Income taxes	2.4	(0.5)	—	1.9
Income (loss) from continuing operations, net of tax	(10.6)	7.8	(3.9)	(6.7)
Income (loss) from discontinued operations, net of tax	(1.0)	—	—	(1.0)
Net income (loss)	(11.6)	7.8	(3.9)	(7.7)
Net (income) loss attributable to noncontrolling interest	4.3	—	(3.9)	0.4
Net income (loss) attributable to Boyd Gaming Corporation	$(7.3)	$7.8	$(7.8)	$(7.3)

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

Boyd Gaming Corporation and Subsidiaries
Pro Forma Condensed Consolidated Supplemental Information
Reconciliation of Net Income (Loss) to Adjusted Earnings (Loss) and Net Income (Loss)
Per Share to Adjusted Earnings (Loss) Per Share
For the Three Months Ended March 31, 2013
(Unaudited)

	Boyd	Pro Forma	Pro Forma	Boyd
	Gaming	Deconsolidation	Equity Investment	Gaming
(In millions, except per share data)	Historical	of Borgata	in Borgata	As Adjusted
Net income (loss) attributable to Boyd Gaming Corporation	$(7.3)	$7.8	$(7.8)	$(7.3)
Less: income from discontinued operations, net of tax	1.0	—	—	1.0
Adjusted net income (loss) attributable to Boyd Gaming Corporation	(6.3)	7.8	(7.8)	(6.3)

Pretax adjustments related to Boyd Gaming:
Preopening expenses, excluding impact of LVE	4.3	—	—	4.3
Asset transactions costs	2.7	—	—	2.7
Other operating charges and credits, net	1.6	—	—	1.6
Other (income) loss	(0.9)	—	—	(0.9)
Our share of Borgata's pretax adjustments	—	—	—	—

Pretax adjustments related to Borgata:
Valuation adjustments related to consolidation, net	(0.3)	0.3	—	—
Asset transactions costs	0.3	(0.3)	—	—
Total adjustments	7.7	—	—	7.7

Income tax effect for above adjustments	—	—	—	—
Impact on noncontrolling interest, net	—	—	—	—
Adjusted earnings (loss)	$1.4	$7.8	$(7.8)	$1.4

Net income (loss) per share attributable to Boyd Gaming Corporation	$(0.08)	$0.09	$(0.09)	$(0.08)
Less: income from discontinued operations, net of tax	0.01	—	—	0.01
Adjusted net income (loss) per share attributable to Boyd Gaming Corporation	(0.07)	0.09	(0.09)	(0.07)
Pretax adjustments related to Boyd Gaming:
Preopening expenses, excluding impact of LVE	0.05	—	—	0.05
Asset transactions costs	0.03	—	—	0.03
Other operating charges and credits, net	0.02	—	—	0.02
Other (income) loss	(0.01)	—	—	(0.01)
Our share of Borgata's pretax adjustments	—	—	—	—

Pretax adjustments related to Borgata:
Valuation adjustments related to consolidation, net	—	—	—	—
Asset transactions costs	—	—	—	—
Total adjustments	0.09	—	—	0.09

Income tax effect for above adjustments	—	—	—	—
Impact on noncontrolling interest, net	—	—	—	—
Adjusted earnings (loss) per share	$0.02	$0.09	$(0.09)	$0.02

Weighted average shares outstanding	88.4			88.4

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

Boyd Gaming Corporation and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations
For the Three Months Ended June 30, 2013
(Unaudited)

	Boyd	Pro Forma	Pro Forma	Boyd
	Gaming	Deconsolidation	Equity Investment	Gaming
(In millions, except per share data)	Historical	of Borgata	in Borgata	As Adjusted
REVENUES
Operating revenues
Gaming	$627.9	$(149.3)	$—	$478.6
Food and beverage	112.8	(35.1)	—	77.7
Room	67.2	(28.5)	—	38.7
Other	41.8	(10.9)	—	30.9
Gross revenues	849.7	(223.8)	—	625.9
Less promotional allowances	111.0	(51.0)	—	60.0
Net revenues	738.7	(172.8)	—	565.9
COSTS AND EXPENSES
Operating costs and expenses
Gaming	287.8	(55.1)	—	232.7
Food and beverage	64.2	(21.1)	—	43.1
Room	16.0	(5.2)	—	10.8
Other	31.2	(9.5)	—	21.7
Selling, general and administrative	127.3	(39.6)	—	87.7
Maintenance and utilities	41.0	(14.5)	—	26.5
Depreciation and amortization	70.3	(15.5)	—	54.8
Corporate expense	15.1	—	—	15.1
Preopening expenses	0.8	(0.1)	—	0.7
Impairments of assets	5.0	(5.0)	—	—
Asset transactions costs	0.6	(0.1)	—	0.5
Other operating items, net	0.2	—	—	0.2
Total operating costs and expenses	659.5	(165.7)	—	493.8
Operating income from Borgata	—	—	3.6	3.6
Operating income	79.2	(7.1)	3.6	75.7
Other expense (income)
Interest income	(0.6)	—	—	(0.6)
Interest expense, net	88.1	(20.8)	—	67.3
Loss on early extinguishments of debt	2.4	—	—	2.4
Other non-operating expenses from Borgata, net	—	—	10.0	10.0
Total other expense, net	89.9	(20.8)	10.0	79.1
Income (loss) from continuing operations before taxes	(10.7)	13.7	(6.4)	(3.4)
Income taxes	4.1	(0.9)	—	3.2
Income (loss) from continuing operations, net of tax	(6.6)	12.8	(6.4)	(0.2)
Income (loss) from discontinued operations, net of tax	11.8	—	—	11.8
Net income (loss)	5.2	12.8	(6.4)	11.6
Net (income) loss attributable to noncontrolling interest	6.4	—	(6.4)	—
Net income (loss) attributable to Boyd Gaming Corporation	$11.6	$12.8	$(12.8)	$11.6

Boyd Gaming Corporation and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations
For the Three Months Ended June 30, 2013 (Continued)
(Unaudited)

	Boyd	Pro Forma	Pro Forma	Boyd
	Gaming	Deconsolidation	Equity Investment	Gaming
(In millions, except per share data)	Historical	of Borgata	in Borgata	As Adjusted
Basic net income (loss) per common share:
Continuing operations	$—			$—
Discontinued operations	0.13			0.13
Basic net income (loss) per common share	$0.13			$0.13
Weighted average basic shares outstanding	89.2			89.2

Diluted net income (loss) per common share:
Continuing operations	$—			$—
Discontinued operations	0.13			0.13
Diluted net income (loss) per common share	$0.13			$0.13
Weighted average diluted shares outstanding	90.3			90.3

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

Boyd Gaming Corporation and Subsidiaries
Pro Forma Condensed Consolidated Supplemental Information
Reconciliation of Adjusted EBITDA to Operating Income (Loss)
For the Three Months Ended June 30, 2013
(Unaudited)

	Boyd	Pro Forma	Pro Forma	Boyd
	Gaming	Deconsolidation	Equity Investment	Gaming
(In millions)	Historical	of Borgata	in Borgata	As Adjusted
Net Revenues by Reportable Segment
Las Vegas Locals	$149.7	$—	$—	$149.7
Downtown Las Vegas	56.1	—	—	56.1
Midwest and South	224.3	—	—	224.3
Peninsula	135.8	—	—	135.8
Borgata	172.8	(172.8)	—	—
Net revenues	$738.7	$(172.8)	$—	$565.9

Adjusted EBITDA by Reportable Segment
Las Vegas Locals	$38.7	$—	$—	$38.7
Downtown Las Vegas	9.3	—	—	9.3
Midwest and South	48.7	—	—	48.7
Peninsula	48.3	—	—	48.3
Wholly owned property Adjusted EBITDA	145.0	—	—	145.0
Corporate expense	(12.6)	—	—	(12.6)
Wholly owned Adjusted EBITDA	132.4	—	—	132.4
Borgata	27.8	(27.8)	13.9	13.9
Adjusted EBITDA	160.2	(27.8)	13.9	146.3

Other operating costs and expenses
Deferred rent	1.2	—	—	1.2
Depreciation and amortization	70.3	(15.5)	—	54.8
Preopening expenses	0.8	(0.1)	—	0.7
Share-based compensation expense	2.9	—	—	2.9
Impairments of assets	5.0	(5.0)	—	—
Asset transactions costs	0.6	(0.1)	—	0.5
Other operating charges and credits, net	0.2	—	—	0.2
Our share of Borgata's other operating costs and expenses	—	—	10.3	10.3
Total other operating costs and expenses	81.0	(20.7)	10.3	70.6
Operating income	79.2	(7.1)	3.6	75.7
Other non-operating items
Interest expense, net	87.5	(20.8)	—	66.7
Loss on early extinguishments of debt	2.4	—	—	2.4
Our share of Borgata's other non-operating expenses	—	—	10.0	10.0
Total other non-operating items, net	89.9	(20.8)	10.0	79.1
Income (loss) from continuing operations before income taxes	(10.7)	13.7	(6.4)	(3.4)
Income taxes	4.1	(0.9)	—	3.2
Income (loss) from continuing operations, net of tax	(6.6)	12.8	(6.4)	(0.2)
Income (loss) from discontinued operations, net of tax	11.8	—	—	11.8
Net income (loss)	5.2	12.8	(6.4)	11.6
Net (income) loss attributable to noncontrolling interest	6.4	—	(6.4)	—
Net income (loss) attributable to Boyd Gaming Corporation	$11.6	$12.8	$(12.8)	$11.6

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

Boyd Gaming Corporation and Subsidiaries
Pro Forma Condensed Consolidated Supplemental Information
Reconciliation of Net Income (Loss) to Adjusted Earnings (Loss) and Net Income (Loss)
Per Share to Adjusted Earnings (Loss) Per Share
For the Three Months Ended June 30, 2013
(Unaudited)

	Boyd	Pro Forma	Pro Forma	Boyd
	Gaming	Deconsolidation	Equity Investment	Gaming
(In millions, except per share data)	Historical	of Borgata	in Borgata	As Adjusted
Net income (loss) attributable to Boyd Gaming Corporation	$11.6	$12.8	$(12.8)	$11.6
Less: income from discontinued operations, net of tax	(11.8)	—	—	(11.8)
Adjusted net income (loss) attributable to Boyd Gaming Corporation	(0.2)	12.8	(12.8)	(0.2)

Pretax adjustments related to Boyd Gaming:
Preopening expenses, excluding impact of LVE	0.7	—	—	0.7
Loss on early extinguishments of debt	2.4	—	—	2.4
Asset transactions costs	0.5	—	—	0.5
Other operating charges and credits, net	0.2	—	—	0.2
Our share of Borgata's pretax adjustments	—	—	2.5	2.5

Pretax adjustments related to Borgata:
Preopening expenses	0.1	(0.1)	—	—
Valuation adjustments related to consolidation, net	(0.2)	0.2	—	—
Impairments of assets	5.0	(5.0)	—	—
Asset transactions costs	0.1	(0.1)	—	—
Other operating charges and credits, net	—	—	—	—
Total adjustments	8.8	(5.0)	2.5	6.3

Income tax effect for above adjustments	(6.3)	0.2	(0.2)	(6.3)
Impact on noncontrolling interest, net	(2.5)	2.5	—	—
Adjusted earnings (loss)	$(0.2)	$10.5	$(10.5)	$(0.2)

Net income (loss) per share attributable to Boyd Gaming Corporation	$0.13	$0.14	$(0.14)	$0.13
Less: income from discontinued operations, net of tax	(0.13)	—	—	(0.13)
Adjusted net income (loss) per share attributable to Boyd Gaming Corporation	—	0.14	(0.14)	—
Pretax adjustments related to Boyd Gaming:
Preopening expenses, excluding impact of LVE	0.01	—	—	0.01
Loss on early extinguishments of debt	0.02	—	—	0.02
Asset transactions costs	0.01	—	—	0.01
Other operating charges and credits, net	—	—	—	—
Our share of Borgata's pretax adjustments	—	—	0.03	0.03

Pretax adjustments related to Borgata:
Preopening expenses	—	—	—	—
Valuation adjustments related to consolidation, net	—	—	—	—
Impairments of assets	0.06	(0.06)	—	—
Asset transactions costs	—	—	—	—
Other operating charges and credits, net	—	—	—	—
Total adjustments	0.10	(0.06)	0.03	0.07

Income tax effect for above adjustments	(0.07)	—	—	(0.07)
Impact on noncontrolling interest, net	(0.03)	0.03	—	—
Adjusted earnings (loss) per share	$—	$0.11	$(0.11)	$—

Weighted average shares outstanding	89.2			89.2

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

Boyd Gaming Corporation and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations
For the Three Months Ended September 30, 2013
(Unaudited)

	Boyd	Pro Forma	Pro Forma	Boyd
	Gaming	Deconsolidation	Equity Investment	Gaming
(In millions, except per share data)	Historical	of Borgata	in Borgata	As Adjusted
REVENUES
Operating revenues
Gaming	$633.2	$(177.0)	$—	$456.2
Food and beverage	114.4	(39.2)	—	75.2
Room	72.3	(34.0)	—	38.3
Other	43.9	(13.3)	—	30.6
Gross revenues	863.8	(263.5)	—	600.3
Less promotional allowances	125.2	(63.4)	—	61.8
Net revenues	738.6	(200.1)	—	538.5
COSTS AND EXPENSES
Operating costs and expenses
Gaming	302.4	(71.8)	—	230.6
Food and beverage	57.7	(16.1)	—	41.6
Room	12.6	(2.0)	—	10.6
Other	33.1	(10.7)	—	22.4
Selling, general and administrative	122.8	(36.8)	—	86.0
Maintenance and utilities	45.7	(16.1)	—	29.6
Depreciation and amortization	69.0	(14.3)	—	54.7
Corporate expense	12.1	—	—	12.1
Preopening expenses	1.7	(0.4)	—	1.3
Impairments of assets	1.3	—	—	1.3
Asset transactions costs	(1.4)	0.2	—	(1.2)
Other operating items, net	3.4	(3.3)	—	0.1
Total operating costs and expenses	660.4	(171.3)	—	489.1
Operating income from Borgata	—	—	14.4	14.4
Operating income	78.2	(28.8)	14.4	63.8
Other expense (income)
Interest income	(0.6)	—	—	(0.6)
Interest expense, net	83.2	(20.3)	—	62.9
Loss on early extinguishments of debt	27.1	(2.5)	—	24.6
Other, net	0.1	—	—	0.1
Other non-operating expenses from Borgata, net	—	—	11.8	11.8
Total other expense, net	109.8	(22.8)	11.8	98.8
Income (loss) from continuing operations before taxes	(31.6)	(6.0)	2.6	(35.0)
Income taxes	(3.0)	0.7	—	(2.3)
Income (loss) from continuing operations, net of tax	(34.6)	(5.3)	2.6	(37.3)
Income (loss) from discontinued operations, net of tax	—	—	—	—
Net income (loss)	(34.6)	(5.3)	2.6	(37.3)
Net (income) loss attributable to noncontrolling interest	(2.7)	—	2.7	—
Net income (loss) attributable to Boyd Gaming Corporation	$(37.3)	$(5.3)	$5.3	$(37.3)

Boyd Gaming Corporation and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations
For the Three Months Ended September 30, 2013 (Continued)
(Unaudited)

	Boyd	Pro Forma	Pro Forma	Boyd
	Gaming	Deconsolidation	Equity Investment	Gaming
(In millions, except per share data)	Historical	of Borgata	in Borgata	As Adjusted
Basic net income (loss) per common share:
Continuing operations	$(0.37)			$(0.37)
Discontinued operations	—			—
Basic net income (loss) per common share	$(0.37)			$(0.37)
Weighted average basic shares outstanding	101.6			101.6

Diluted net income (loss) per common share:
Continuing operations	$(0.37)			$(0.37)
Discontinued operations	—			—
Diluted net income (loss) per common share	$(0.37)			$(0.37)
Weighted average diluted shares outstanding	101.6			101.6

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

Boyd Gaming Corporation and Subsidiaries
Pro Forma Condensed Consolidated Supplemental Information
Reconciliation of Adjusted EBITDA to Operating Income (Loss)
For the Three Months Ended September 30, 2013
(Unaudited)

	Boyd	Pro Forma	Pro Forma	Boyd
	Gaming	Deconsolidation	Equity Investment	Gaming
(In millions)	Historical	of Borgata	in Borgata	As Adjusted
Net Revenues by Reportable Segment
Las Vegas Locals	$140.3	$—	$—	$140.3
Downtown Las Vegas	52.7	—	—	52.7
Midwest and South	214.8	—	—	214.8
Peninsula	130.7	—	—	130.7
Borgata	200.1	(200.1)	—	—
Net revenues	$738.6	$(200.1)	$—	$538.5

Adjusted EBITDA by Reportable Segment
Las Vegas Locals	$26.4	$—	$—	$26.4
Downtown Las Vegas	5.5	—	—	5.5
Midwest and South	41.9	—	—	41.9
Peninsula	45.3	—	—	45.3
Wholly owned property Adjusted EBITDA	119.1	—	—	119.1
Corporate expense	(10.4)	—	—	(10.4)
Wholly owned Adjusted EBITDA	108.7	—	—	108.7
Borgata	46.6	(46.6)	23.3	23.3
Adjusted EBITDA	155.3	(46.6)	23.3	132.0

Other operating costs and expenses
Deferred rent	1.1	—	—	1.1
Depreciation and amortization	69.0	(14.3)	—	54.7
Preopening expenses	1.7	(0.4)	—	1.3
Share-based compensation expense	2.0	—	—	2.0
Impairments of assets	1.3	—	—	1.3
Asset transactions costs	(1.4)	0.2	—	(1.2)
Other operating charges and credits, net	3.4	(3.3)	—	0.1
Our share of Borgata's other operating costs and expenses	—	—	8.9	8.9
Total other operating costs and expenses	77.1	(17.8)	8.9	68.2
Operating income	78.2	(28.8)	14.4	63.8
Other non-operating items
Interest expense, net	82.6	(20.3)	—	62.3
Loss on early extinguishments of debt	27.1	(2.5)	—	24.6
Other, net	0.1	—	—	0.1
Our share of Borgata's other non-operating expenses	—	—	11.8	11.8
Total other non-operating items, net	109.8	(22.8)	11.8	98.8
Income (loss) from continuing operations before income taxes	(31.6)	(6.0)	2.6	(35.0)
Income taxes	(3.0)	0.7	—	(2.3)
Income (loss) from continuing operations, net of tax	(34.6)	(5.3)	2.6	(37.3)
Income from discontinued operations, net of tax	—	—	—	—
Net income (loss)	(34.6)	(5.3)	2.6	(37.3)
Net (income) loss attributable to noncontrolling interest	(2.7)	—	2.7	—
Net loss attributable to Boyd Gaming Corporation	$(37.3)	$(5.3)	$5.3	$(37.3)

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

Boyd Gaming Corporation and Subsidiaries
Pro Forma Condensed Consolidated Supplemental Information
Reconciliation of Net Income (Loss) to Adjusted Earnings (Loss) and Net Income (Loss)
Per Share to Adjusted Earnings (Loss) Per Share
For the Three Months Ended September 30, 2013
(Unaudited)

	Boyd	Pro Forma	Pro Forma	Boyd
	Gaming	Deconsolidation	Equity Investment	Gaming
(In millions, except per share data)	Historical	of Borgata	in Borgata	As Adjusted
Net income (loss) attributable to Boyd Gaming Corporation	$(37.3)	$(5.3)	$5.3	$(37.3)
Less: income from discontinued operations, net of tax	—	—	—	—
Adjusted net income (loss) attributable to Boyd Gaming Corporation	(37.3)	(5.3)	5.3	(37.3)

Pretax adjustments related to Boyd Gaming:
Preopening expenses, excluding impact of LVE	1.3	—	—	1.3
Loss on early extinguishments of debt	24.6	—	—	24.6
Impairments of assets	1.3	—	—	1.3
Asset transactions costs	(1.2)	—	—	(1.2)
Other operating charges and credits, net	0.1	—	—	0.1
Our share of Borgata's pretax adjustments	—	—	2.9	2.9

Pretax adjustments related to Borgata:
Preopening expenses	0.4	(0.4)	—	—
Loss on early extinguishments of debt	2.5	(2.5)	—	—
Valuation adjustments related to consolidation, net	(0.2)	0.2	—	—
Asset transactions costs	(0.2)	0.2	—	—
Other operating charges and credits, net	3.3	(3.3)	—	—
Total adjustments	31.9	(5.8)	2.9	29.0

Income tax effect for above adjustments	—	0.3	(0.3)	—
Impact on noncontrolling interest, net	(2.9)	2.9	—	—
Adjusted earnings (loss)	$(8.3)	$(7.9)	$7.9	$(8.3)

Net income (loss) per share attributable to Boyd Gaming Corporation	$(0.37)	$(0.05)	$0.05	$(0.37)
Less: income from discontinued operations, net of tax	—	—	—	—
Adjusted net income (loss) per share attributable to Boyd Gaming Corporation	(0.37)	(0.05)	0.05	(0.37)
Pretax adjustments related to Boyd Gaming:
Preopening expenses, excluding impact of LVE	0.01	—	—	0.01
Loss on early extinguishments of debt	0.25	—	—	0.25
Impairments of assets	0.01	—	—	0.01
Asset transactions costs	(0.01)	—	—	(0.01)
Other operating charges and credits, net	—	—	—	—
Our share of Borgata's pretax adjustments	—	—	0.03	0.03

Pretax adjustments related to Borgata:
Preopening expenses	—	—	—	—
Loss on early extinguishments of debt	0.03	(0.03)	—	—
Valuation adjustments related to consolidation, net	—	—	—	—
Asset transactions costs	—	—	—	—
Other operating charges and credits, net	0.03	(0.03)	—	—
Total adjustments	0.32	(0.06)	0.03	0.29

Income tax effect for above adjustments	—	—	—	—
Impact on noncontrolling interest, net	(0.03)	0.03	—	—
Adjusted earnings (loss) per share	$(0.08)	$(0.08)	$0.08	$(0.08)

Weighted average shares outstanding	101.6			101.6

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

Boyd Gaming Corporation and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations
For the Three Months Ended December 31, 2013
(Unaudited)

	Boyd	Pro Forma	Pro Forma	Boyd
	Gaming	Deconsolidation	Equity Investment	Gaming
(In millions, except per share data)	Historical	of Borgata	in Borgata	As Adjusted
REVENUES
Operating revenues
Gaming	$585.3	$(143.7)	$—	$441.6
Food and beverage	107.4	(32.1)	—	75.3
Room	62.1	(26.0)	—	36.1
Other	40.1	(9.0)	—	31.1
Gross revenues	794.9	(210.8)	—	584.1
Less promotional allowances	113.4	(53.7)	—	59.7
Net revenues	681.5	(157.1)	—	524.4
COSTS AND EXPENSES
Operating costs and expenses
Gaming	283.4	(61.2)	—	222.2
Food and beverage	58.1	(16.6)	—	41.5
Room	12.7	(2.8)	—	9.9
Other	29.2	(7.8)	—	21.4
Selling, general and administrative	116.4	(37.4)	—	79.0
Maintenance and utilities	40.4	(14.9)	—	25.5
Depreciation and amortization	69.1	(14.3)	—	54.8
Corporate expense	20.7	—	—	20.7
Preopening expenses	4.2	(3.6)	—	0.6
Impairments of assets	4.1	—	—	4.1
Asset transactions costs	3.3	—	—	3.3
Other operating items, net	0.8	—	—	0.8
Total operating costs and expenses	642.4	(158.6)	—	483.8
Operating income from Borgata	—	—	(0.7)	(0.7)
Operating income	39.1	1.5	(0.7)	39.9
Other expense (income)
Interest income	(0.4)	—	—	(0.4)
Interest expense, net	77.4	(19.4)	—	58.0
Loss on early extinguishments of debt	24.7	(23.3)	—	1.4
Other, net	(1.8)	—	—	(1.8)
Other non-operating expenses from Borgata, net	—	—	19.5	19.5
Total other expense, net	99.9	(42.7)	19.5	76.7
Income (loss) from continuing operations before taxes	(60.8)	44.2	(20.2)	(36.8)
Income taxes	(6.8)	(3.7)	—	(10.5)
Income (loss) from continuing operations, net of tax	(67.6)	40.5	(20.2)	(47.3)
Income (loss) from discontinued operations, net of tax	—	—	—	—
Net income (loss)	(67.6)	40.5	(20.2)	(47.3)
Net (income) loss attributable to noncontrolling interest	20.3	—	(20.3)	—
Net income (loss) attributable to Boyd Gaming Corporation	$(47.3)	$40.5	$(40.5)	$(47.3)

Boyd Gaming Corporation and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations
For the Three Months Ended December 31, 2013 (Continued)
(Unaudited)

	Boyd	Pro Forma	Pro Forma	Boyd
	Gaming	Deconsolidation	Equity Investment	Gaming
(In millions, except per share data)	Historical	of Borgata	in Borgata	As Adjusted
Basic net income (loss) per common share:
Continuing operations	$(0.43)			$(0.43)
Discontinued operations	—			—
Basic net income (loss) per common share	$(0.43)			$(0.43)
Weighted average basic shares outstanding	109.5			109.5

Diluted net income (loss) per common share:
Continuing operations	$(0.43)			$(0.43)
Discontinued operations	—			—
Diluted net income (loss) per common share	$(0.43)			$(0.43)
Weighted average diluted shares outstanding	109.5			109.5

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

Boyd Gaming Corporation and Subsidiaries
Pro Forma Condensed Consolidated Supplemental Information
Reconciliation of Adjusted EBITDA to Operating Income (Loss)
For the Three Months Ended December 31, 2013
(Unaudited)

	Boyd	Pro Forma	Pro Forma	Boyd
	Gaming	Deconsolidation	Equity Investment	Gaming
(In millions)	Historical	of Borgata	in Borgata	As Adjusted
Net Revenues by Reportable Segment
Las Vegas Locals	$148.6	$—	$—	$148.6
Downtown Las Vegas	59.8	—	—	59.8
Midwest and South	196.1	—	—	196.1
Peninsula	119.9	—	—	119.9
Borgata	157.1	(157.1)	—	—
Net revenues	$681.5	$(157.1)	$—	$524.4

Adjusted EBITDA by Reportable Segment
Las Vegas Locals	$33.2	$—	$—	$33.2
Downtown Las Vegas	13.1	—	—	13.1
Midwest and South	39.7	—	—	39.7
Peninsula	41.0	—	—	41.0
Wholly owned property Adjusted EBITDA	127.0	—	—	127.0
Corporate expense	(11.9)	—	—	(11.9)
Wholly owned Adjusted EBITDA	115.1	—	—	115.1
Borgata	16.4	(16.4)	8.2	8.2
Adjusted EBITDA	131.5	(16.4)	8.2	123.3

Other operating costs and expenses
Deferred rent	1.0	—	—	1.0
Depreciation and amortization	69.1	(14.3)	—	54.8
Preopening expenses	4.2	(3.6)	—	0.6
Share-based compensation expense	9.9	—	—	9.9
Impairments of assets	4.1	—	—	4.1
Asset transactions costs	3.3	—	—	3.3
Other operating charges and credits, net	0.8	—	—	0.8
Our share of Borgata's other operating costs and expenses	—	—	8.9	8.9
Total other operating costs and expenses	92.4	(17.9)	8.9	83.4
Operating income	39.1	1.5	(0.7)	39.9
Other non-operating items
Interest expense, net	77.0	(19.4)	—	57.6
Loss on early extinguishments of debt	24.7	(23.3)	—	1.4
Other, net	(1.8)	—	—	(1.8)
Our share of Borgata's other non-operating expenses	—	—	19.5	19.5
Total other non-operating items, net	99.9	(42.7)	19.5	76.7
Income (loss) from continuing operations before income taxes	(60.8)	44.2	(20.2)	(36.8)
Income taxes	(6.8)	(3.7)	—	(10.5)
Income (loss) from continuing operations, net of tax	(67.6)	40.5	(20.2)	(47.3)
Income (loss) from discontinued operations, net of tax	—	—	—	—
Net income (loss)	(67.6)	40.5	(20.2)	(47.3)
Net (income) loss attributable to noncontrolling interest	20.3	—	(20.3)	—
Net income (loss) attributable to Boyd Gaming Corporation	$(47.3)	$40.5	$(40.5)	$(47.3)

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

Boyd Gaming Corporation and Subsidiaries
Pro Forma Condensed Consolidated Supplemental Information
Reconciliation of Net Income (Loss) to Adjusted Earnings (Loss) and Net Income (Loss)
Per Share to Adjusted Earnings (Loss) Per Share
For the Three Months Ended December 31, 2013
(Unaudited)

	Boyd	Pro Forma	Pro Forma	Boyd
	Gaming	Deconsolidation	Equity Investment	Gaming
(In millions, except per share data)	Historical	of Borgata	in Borgata	As Adjusted
Net income (loss) attributable to Boyd Gaming Corporation	$(47.3)	$40.5	$(40.5)	$(47.3)
Less: income from discontinued operations, net of tax	—	—	—	—
Adjusted net income (loss) attributable to Boyd Gaming Corporation	(47.3)	40.5	(40.5)	(47.3)

Pretax adjustments related to Boyd Gaming:
Preopening expenses, excluding impact of LVE	0.6	—	—	0.6
Loss on early extinguishments of debt	1.4	—	—	1.4
Impairments of assets	4.1	—	—	4.1
Asset transactions costs	3.3	—	—	3.3
Adjustments to property tax accruals, net	(9.3)	—	—	(9.3)
Other operating charges and credits, net	0.8	—	—	0.8
Other (income) loss	(1.5)	—	—	(1.5)
Our share of Borgata's pretax adjustments	—	—	13.3	13.3

Pretax adjustments related to Borgata:
Preopening expenses	3.6	(3.6)	—	—
Loss on early extinguishments of debt	23.3	(23.3)	—	—
Valuation adjustments related to consolidation, net	(0.3)	0.3	—	—
Total adjustments	26.0	(26.6)	13.3	12.7

Income tax effect for above adjustments	8.2	1.2	(1.2)	8.2
Impact on noncontrolling interest, net	(13.3)	13.3	—	—
Adjusted earnings (loss)	$(26.4)	$28.4	$(28.4)	$(26.4)

Net income (loss) per share attributable to Boyd Gaming Corporation	$(0.43)	$0.37	$(0.37)	$(0.43)
Less: income from discontinued operations, net of tax	—	—	—	—
Adjusted net income (loss) per share attributable to Boyd Gaming Corporation	(0.43)	0.37	(0.37)	(0.43)
Pretax adjustments related to Boyd Gaming:
Preopening expenses, excluding impact of LVE	0.01	—	—	0.01
Loss on early extinguishments of debt	0.01	—	—	0.01
Impairments of assets	0.04	—	—	0.04
Asset transactions costs	0.03	—	—	0.03
Adjustments to property tax accruals, net	(0.09)	—	—	(0.09)
Other operating charges and credits, net	0.01	—	—	0.01
Other (income) loss	(0.02)	—	—	(0.02)
Our share of Borgata's pretax adjustments	—	—	0.12	0.12

Pretax adjustments related to Borgata:
Preopening expenses	0.03	(0.03)	—	—
Loss on early extinguishments of debt	0.21	(0.21)	—	—
Valuation adjustments related to consolidation, net	—	—	—	—
Total adjustments	0.23	(0.24)	0.12	0.11

Income tax effect for above adjustments	0.08	0.01	(0.01)	0.08
Impact on noncontrolling interest, net	(0.12)	0.12	—	—
Adjusted earnings (loss) per share	$(0.24)	$0.26	$(0.26)	$(0.24)

Weighted average shares outstanding	109.5			109.5

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

Boyd Gaming Corporation and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2013
(Unaudited)

	Boyd	Pro Forma	Pro Forma	Boyd
	Gaming	Deconsolidation	Equity Investment	Gaming
(In millions, except per share data)	Historical	of Borgata	in Borgata	As Adjusted
REVENUES
Operating revenues
Gaming	$2,479.0	$(615.7)	$—	$1,863.3
Food and beverage	446.4	(140.3)	—	306.1
Room	265.4	(115.1)	—	150.3
Other	165.2	(42.4)	—	122.8
Gross revenues	3,356.0	(913.5)	—	2,442.5
Less promotional allowances	461.6	(217.8)	—	243.8
Net revenues	2,894.4	(695.7)	—	2,198.7
COSTS AND EXPENSES
Operating costs and expenses
Gaming	1,170.8	(249.4)	—	921.4
Food and beverage	240.1	(71.0)	—	169.1
Room	54.3	(12.9)	—	41.4
Other	121.6	(34.6)	—	87.0
Selling, general and administrative	490.3	(148.9)	—	341.4
Maintenance and utilities	166.4	(59.7)	—	106.7
Depreciation and amortization	278.4	(59.7)	—	218.7
Corporate expense	63.2	—	—	63.2
Preopening expenses	9.0	(4.1)	—	4.9
Impairments of assets	10.4	(5.0)	—	5.4
Asset transactions costs	5.6	(0.2)	—	5.4
Other operating items, net	6.0	(3.1)	—	2.9
Total operating costs and expenses	2,616.1	(648.6)	—	1,967.5
Operating income from Borgata	—	—	23.5	23.5
Operating income	278.3	(47.1)	23.5	254.7
Other expense (income)
Interest income	(2.1)	—	—	(2.1)
Interest expense, net	344.3	(81.3)	—	263.0
Loss on early extinguishments of debt	54.2	(25.9)	—	28.3
Other, net	(2.1)	—	—	(2.1)
Other non-operating expenses from Borgata, net	—	—	51.4	51.4
Total other expense, net	394.3	(107.2)	51.4	338.5
Income (loss) from continuing operations before taxes	(116.0)	60.1	(27.9)	(83.8)
Income taxes	(3.4)	(4.4)	—	(7.8)
Income (loss) from continuing operations, net of tax	(119.4)	55.7	(27.9)	(91.6)
Income (loss) from discontinued operations, net of tax	10.8	—	—	10.8
Net income (loss)	(108.6)	55.7	(27.9)	(80.8)
Net (income) loss attributable to noncontrolling interest	28.3	—	(27.8)	0.5
Net income (loss) attributable to Boyd Gaming Corporation	$(80.3)	$55.7	$(55.7)	$(80.3)

Boyd Gaming Corporation and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2013 (Continued)
(Unaudited)

	Boyd	Pro Forma	Pro Forma	Boyd
	Gaming	Deconsolidation	Equity Investment	Gaming
(In millions, except per share data)	Historical	of Borgata	in Borgata	As Adjusted
Basic net income (loss) per common share:
Continuing operations	$(0.94)			$(0.94)
Discontinued operations	0.11			0.11
Basic net income (loss) per common share	$(0.83)			$(0.83)
Weighted average basic shares outstanding	97.2			97.2

Diluted net income (loss) per common share:
Continuing operations	$(0.94)			$(0.94)
Discontinued operations	0.11			0.11
Diluted net income (loss) per common share	$(0.83)			$(0.83)
Weighted average diluted shares outstanding	97.2			97.2

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

Boyd Gaming Corporation and Subsidiaries
Pro Forma Condensed Consolidated Supplemental Information
Reconciliation of Adjusted EBITDA to Operating Income (Loss)
For the Year Ended December 31, 2013
(Unaudited)

	Boyd	Pro Forma	Pro Forma	Boyd
	Gaming	Deconsolidation	Equity Investment	Gaming
(In millions)	Historical	of Borgata	in Borgata	As Adjusted
Net Revenues by Reportable Segment
Las Vegas Locals	$591.5	$—	$—	$591.5
Downtown Las Vegas	222.7	—	—	222.7
Midwest and South	864.2	—	—	864.2
Peninsula	520.3	—	—	520.3
Borgata	695.7	(695.7)	—	—
Net revenues	$2,894.4	$(695.7)	$—	$2,198.7

Adjusted EBITDA by Reportable Segment
Las Vegas Locals	$137.5	$—	$—	$137.5
Downtown Las Vegas	35.0	—	—	35.0
Midwest and South	180.0	—	—	180.0
Peninsula	185.3	—	—	185.3
Wholly owned property Adjusted EBITDA	537.8	—	—	537.8
Corporate expense	(46.6)	—	—	(46.6)
Wholly owned Adjusted EBITDA	491.2	—	—	491.2
Borgata	119.2	(119.2)	59.6	59.6
Adjusted EBITDA	610.4	(119.2)	59.6	550.8

Other operating costs and expenses
Deferred rent	3.8	—	—	3.8
Depreciation and amortization	278.4	(59.7)	—	218.7
Preopening expenses	9.0	(4.1)	—	4.9
Share-based compensation expense	18.9	—	—	18.9
Impairments of assets	10.4	(5.0)	—	5.4
Asset transactions costs	5.6	(0.2)	—	5.4
Other operating charges and credits, net	6.0	(3.1)	—	2.9
Our share of Borgata's other operating costs and expenses	—	—	36.1	36.1
Total other operating costs and expenses	332.1	(72.1)	36.1	296.1
Operating income	278.3	(47.1)	23.5	254.7
Other non-operating items
Interest expense, net	342.2	(81.3)	—	260.9
Loss on early extinguishments of debt	54.2	(25.9)	—	28.3
Other, net	(2.1)	—	—	(2.1)
Our share of Borgata's other non-operating expenses	—	—	51.4	51.4
Total other non-operating items, net	394.3	(107.2)	51.4	338.5
Income (loss) from continuing operations before income taxes	(116.0)	60.1	(27.9)	(83.8)
Income taxes	(3.4)	(4.4)	—	(7.8)
Income (loss) from continuing operations, net of tax	(119.4)	55.7	(27.9)	(91.6)
Income (loss) from discontinued operations, net of tax	10.8	—	—	10.8
Net income (loss)	(108.6)	55.7	(27.9)	(80.8)
Net (income) loss attributable to noncontrolling interest	28.3	—	(27.8)	0.5
Net income (loss) attributable to Boyd Gaming Corporation	$(80.3)	$55.7	$(55.7)	$(80.3)

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

Boyd Gaming Corporation and Subsidiaries
Pro Forma Condensed Consolidated Supplemental Information
Reconciliation of Net Income (Loss) to Adjusted Earnings (Loss) and Net Income (Loss)
Per Share to Adjusted Earnings (Loss) Per Share
For the Year Ended December 31, 2013
(Unaudited)

	Boyd	Pro Forma	Pro Forma	Boyd
	Gaming	Deconsolidation	Equity Investment	Gaming
(In millions, except per share data)	Historical	of Borgata	in Borgata	As Adjusted
Net income (loss) attributable to Boyd Gaming Corporation	$(80.3)	$55.7	$(55.7)	$(80.3)
Less: income from discontinued operations, net of tax	(10.8)	—	—	(10.8)
Adjusted net income (loss) attributable to Boyd Gaming Corporation	(91.1)	55.7	(55.7)	(91.1)

Pretax adjustments related to Boyd Gaming:
Preopening expenses, excluding impact of LVE	6.9	—	—	6.9
Loss on early extinguishments of debt	28.3	—	—	28.3
Impairments of assets	5.4	—	—	5.4
Asset transactions costs	5.4	—	—	5.4
Adjustments to property tax accruals, net	(9.3)	—	—	(9.3)
Other operating charges and credits, net	2.9	—	—	2.9
Other (income) loss	(2.3)	—	—	(2.3)
Our share of Borgata's pretax adjustments	—	—	18.7	18.7

Pretax adjustments related to Borgata:
Preopening expenses	4.1	(4.1)	—	—
Loss on early extinguishments of debt	25.9	(25.9)	—	—
Valuation adjustments related to consolidation, net	(1.0)	1.0	—	—
Impairments of assets	5.0	(5.0)	—	—
Asset transactions costs	0.2	(0.2)	—	—
Other operating charges and credits, net	3.1	(3.1)	—	—
Total adjustments	74.6	(37.3)	18.7	56.0

Income tax effect for above adjustments	1.8	1.7	(1.7)	1.8
Impact on noncontrolling interest, net	(18.6)	18.6	—	—
Adjusted earnings (loss)	$(33.3)	$38.7	$(38.7)	$(33.3)

Boyd Gaming Corporation and Subsidiaries
Pro Forma Condensed Consolidated Supplemental Information
Reconciliation of Net Income (Loss) to Adjusted Earnings (Loss) and Net Income (Loss)
Per Share to Adjusted Earnings (Loss) Per Share
For the Year Ended December 31, 2013 (Continued)
(Unaudited)

	Boyd	Pro Forma	Pro Forma	Boyd
	Gaming	Deconsolidation	Equity Investment	Gaming
(In millions, except per share data)	Historical	of Borgata	in Borgata	As Adjusted
Net income (loss) per share attributable to Boyd Gaming Corporation	$(0.83)	$0.57	$(0.57)	$(0.83)
Less: income from discontinued operations, net of tax	(0.11)	—	—	(0.11)
Adjusted net income (loss) per share attributable to Boyd Gaming Corporation	(0.94)	0.57	(0.57)	(0.94)
Pretax adjustments related to Boyd Gaming:
Preopening expenses, excluding impact of LVE	0.07	—	—	0.07
Loss on early extinguishments of debt	0.29	—	—	0.29
Impairments of assets	0.06	—	—	0.06
Asset transactions costs	0.06	—	—	0.06
Adjustments to property tax accruals, net	(0.10)	—	—	(0.10)
Other operating charges and credits, net	0.03	—	—	0.03
Other (income) loss	(0.02)	—	—	(0.02)
Our share of Borgata's pretax adjustments	—	—	0.19	0.19
				—
Pretax adjustments related to Borgata:				—
Preopening expenses	0.04	(0.04)	—	—
Loss on early extinguishments of debt	0.27	(0.27)	—	—
Valuation adjustments related to consolidation, net	(0.01)	0.01	—	—
Impairments of assets	0.05	(0.05)	—	—
Asset transactions costs	—	—	—	—
Other operating charges and credits, net	0.03	(0.03)	—	—
Total adjustments	0.77	(0.38)	0.19	0.58

Income tax effect for above adjustments	0.02	0.02	(0.02)	0.02
Impact on noncontrolling interest, net	(0.19)	0.19	—	—
Adjusted earnings (loss) per share	$(0.34)	$0.40	$(0.40)	$(0.34)

Weighted average shares outstanding	97.2			97.2

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

Boyd Gaming Corporation and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations
For the Three Months Ended March 31, 2014
(Unaudited)

	Boyd	Pro Forma	Pro Forma	Boyd
	Gaming	Deconsolidation	Equity Investment	Gaming
(In millions, except per share data)	Historical	of Borgata	in Borgata	As Adjusted
REVENUES
Operating revenues
Gaming	$608.8	$(153.7)	$—	$455.1
Food and beverage	106.6	(31.1)	—	75.5
Room	64.4	(25.6)	—	38.8
Other	38.9	(8.5)	—	30.4
Gross revenues	818.7	(218.9)	—	599.8
Less promotional allowances	110.4	(51.6)	—	58.8
Net revenues	708.3	(167.3)	—	541.0
COSTS AND EXPENSES
Operating costs and expenses
Gaming	285.2	(63.5)	—	221.7
Food and beverage	57.3	(15.7)	—	41.6
Room	13.2	(2.8)	—	10.4
Other	27.8	(6.5)	—	21.3
Selling, general and administrative	124.5	(41.3)	—	83.2
Maintenance and utilities	43.3	(17.0)	—	26.3
Depreciation and amortization	66.2	(13.9)	—	52.3
Corporate expense	19.9	—	—	19.9
Preopening expenses	0.8	—	—	0.8
Impairments of assets	1.6	—	—	1.6
Asset transactions costs	0.2	—	—	0.2
Other operating items, net	(0.2)	0.4	—	0.2
Total operating costs and expenses	639.8	(160.3)	—	479.5
Operating income from Borgata	—	—	3.4	3.4
Operating income	68.5	(7.0)	3.4	64.9
Other expense (income)
Interest income	(0.5)	—	—	(0.5)
Interest expense, net	75.5	(17.7)	—	57.8
Loss on early extinguishments of debt	0.2	—	—	0.2
Other, net	(0.3)	—	—	(0.3)
Other non-operating expenses from Borgata, net	—	—	8.5	8.5
Total other expense, net	74.9	(17.7)	8.5	65.7
Income (loss) from continuing operations before taxes	(6.4)	10.7	(5.1)	(0.8)
Income taxes	(4.8)	(0.6)	—	(5.4)
Income (loss) from continuing operations, net of tax	(11.2)	10.1	(5.1)	(6.2)
Income (loss) from discontinued operations, net of tax	—	—	—	—
Net income (loss)	(11.2)	10.1	(5.1)	(6.2)
Net (income) loss attributable to noncontrolling interest	5.0	—	(5.0)	—
Net income (loss) attributable to Boyd Gaming Corporation	$(6.2)	$10.1	$(10.1)	$(6.2)

Boyd Gaming Corporation and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations
For the Three Months Ended March 31, 2014 (Continued)
(Unaudited)

	Boyd	Pro Forma	Pro Forma	Boyd
	Gaming	Deconsolidation	Equity Investment	Gaming
(In millions, except per share data)	Historical	of Borgata	in Borgata	As Adjusted
Basic net income (loss) per common share:
Continuing operations	$(0.06)			$(0.06)
Discontinued operations	—			—
Basic net income (loss) per common share	$(0.06)			$(0.06)
Weighted average basic shares outstanding	109.8			109.8

Diluted net income (loss) per common share:
Continuing operations	$(0.06)			$(0.06)
Discontinued operations	—			—
Diluted net income (loss) per common share	$(0.06)			$(0.06)
Weighted average diluted shares outstanding	109.8			109.8

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

Boyd Gaming Corporation and Subsidiaries
Pro Forma Condensed Consolidated Supplemental Information
Reconciliation of Adjusted EBITDA to Operating Income (Loss)
For the Three Months Ended March 31, 2014
(Unaudited)

	Boyd	Pro Forma	Pro Forma	Boyd
	Gaming	Deconsolidation	Equity Investment	Gaming
(In millions)	Historical	of Borgata	in Borgata	As Adjusted
Net Revenues by Reportable Segment
Las Vegas Locals	$151.4	$—	$—	$151.4
Downtown Las Vegas	55.7	—	—	55.7
Midwest and South	211.6	—	—	211.6
Peninsula	122.3	—	—	122.3
Borgata	167.3	(167.3)	—	—
Net revenues	$708.3	$(167.3)	$—	$541.0

Adjusted EBITDA by Reportable Segment
Las Vegas Locals	$40.0	$—	$—	$40.0
Downtown Las Vegas	9.3	—	—	9.3
Midwest and South	44.1	—	—	44.1
Peninsula	44.8	—	—	44.8
Wholly owned property Adjusted EBITDA	138.2	—	—	138.2
Corporate expense	(14.2)	—	—	(14.2)
Wholly owned Adjusted EBITDA	124.0	—	—	124.0
Borgata	20.5	(20.5)	10.2	10.2
Adjusted EBITDA	144.5	(20.5)	10.2	134.2

Other operating costs and expenses
Deferred rent	0.9	—	—	0.9
Depreciation and amortization	66.2	(13.9)	—	52.3
Preopening expenses	0.8	—	—	0.8
Share-based compensation expense	6.5	—	—	6.5
Impairments of assets	1.6	—	—	1.6
Asset transactions costs	0.2	—	—	0.2
Other operating charges and credits, net	(0.2)	0.4	—	0.2
Our share of Borgata's other operating costs and expenses	—	—	6.8	6.8
Total other operating costs and expenses	76.0	(13.5)	6.8	69.3
Operating income	68.5	(7.0)	3.4	64.9
Other non-operating items
Interest expense, net	75.0	(17.7)	—	57.3
Loss on early extinguishments of debt	0.2	—	—	0.2
Other, net	(0.3)	—	—	(0.3)
Our share of Borgata's other non-operating expenses	—	—	8.5	8.5
Total other non-operating items, net	74.9	(17.7)	8.5	65.7
Income (loss) from continuing operations before income taxes	(6.4)	10.7	(5.1)	(0.8)
Income taxes	(4.8)	(0.6)	—	(5.4)
Income (loss) from continuing operations, net of tax	(11.2)	10.1	(5.1)	(6.2)
Income (loss) from discontinued operations, net of tax	—	—	—	—
Net income (loss)	(11.2)	10.1	(5.1)	(6.2)
Net (income) loss attributable to noncontrolling interest	5.0	—	(5.0)	—
Net income (loss) attributable to Boyd Gaming Corporation	$(6.2)	$10.1	$(10.1)	$(6.2)

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

Boyd Gaming Corporation and Subsidiaries
Pro Forma Condensed Consolidated Supplemental Information
Reconciliation of Net Income (Loss) to Adjusted Earnings (Loss) and Net Income (Loss)
Per Share to Adjusted Earnings (Loss) Per Share
For the Three Months Ended March 31, 2014
(Unaudited)

	Boyd	Pro Forma	Pro Forma	Boyd
	Gaming	Deconsolidation	Equity Investment	Gaming
(In millions, except per share data)	Historical	of Borgata	in Borgata	As Adjusted
Net income (loss) attributable to Boyd Gaming Corporation	$(6.2)	$10.1	$(10.1)	$(6.2)
Less: income from discontinued operations, net of tax	—	—	—	—
Adjusted net income (loss) attributable to Boyd Gaming Corporation	(6.2)	10.1	(10.1)	(6.2)

Pretax adjustments related to Boyd Gaming:
Preopening expenses, excluding impact of LVE	0.8	—	—	0.8
Loss on early extinguishments of debt	0.2	—	—	0.2
Impairments of assets	1.6	—	—	1.6
Asset transactions costs	0.2	—	—	0.2
Other operating charges and credits, net	0.2	—	—	0.2
Other (income) loss	(0.4)	—	—	(0.4)
Our share of Borgata's pretax adjustments	—	—	(0.5)	(0.5)

Pretax adjustments related to Borgata:
Valuation adjustments related to consolidation, net	(0.6)	0.6	—	—
Other operating charges and credits, net	(0.4)	0.4	—	—
Total adjustments	1.6	1.0	(0.5)	2.1

Income tax effect for above adjustments	—	—	—	—
Impact on noncontrolling interest, net	0.5	(0.5)	—	—
Adjusted earnings (loss)	$(4.1)	$10.6	$(10.6)	$(4.1)

Net income (loss) per share attributable to Boyd Gaming Corporation	$(0.06)	$0.09	$(0.09)	$(0.06)
Less: income from discontinued operations, net of tax	—	—	—	—
Adjusted net income (loss) per share attributable to Boyd Gaming Corporation	(0.06)	0.09	(0.09)	(0.06)
Pretax adjustments related to Boyd Gaming:
Preopening expenses, excluding impact of LVE	0.01	—	—	0.01
Loss on early extinguishments of debt	—	—	—	—
Impairments of assets	0.01	—	—	0.01
Asset transactions costs	—	—	—	—
Other operating charges and credits, net	—	—	—	—
Other (income) loss	—	—	—	—
Our share of Borgata's pretax adjustments	—	—	(0.01)	(0.01)

Pretax adjustments related to Borgata:
Valuation adjustments related to consolidation, net	(0.01)	0.01	—	—
Other operating charges and credits, net	—	—	—	—
Total adjustments	0.01	0.01	(0.01)	0.01

Income tax effect for above adjustments	—	—	—	—
Impact on noncontrolling interest, net	0.01	—	—	0.01
Adjusted earnings (loss) per share	$(0.04)	$0.10	$(0.10)	$(0.04)

Weighted average shares outstanding	109.8			109.8

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

Boyd Gaming Corporation and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations
For the Three Months Ended June 30, 2014
(Unaudited)

	Boyd	Pro Forma	Pro Forma	Boyd
	Gaming	Deconsolidation	Equity Investment	Gaming
(In millions, except per share data)	Historical	of Borgata	in Borgata	As Adjusted
REVENUES
Operating revenues
Gaming	$618.9	$(166.6)	$—	$452.3
Food and beverage	110.4	(34.1)	—	76.3
Room	70.4	(29.6)	—	40.8
Other	41.1	(10.3)	—	30.8
Gross revenues	840.8	(240.6)	—	600.2
Less promotional allowances	118.3	(58.7)	—	59.6
Net revenues	722.5	(181.9)	—	540.6
COSTS AND EXPENSES
Operating costs and expenses
Gaming	288.2	(65.0)	—	223.2
Food and beverage	61.2	(18.2)	—	43.0
Room	14.5	(3.7)	—	10.8
Other	30.4	(8.6)	—	21.8
Selling, general and administrative	111.3	(28.7)	—	82.6
Maintenance and utilities	43.0	(15.1)	—	27.9
Depreciation and amortization	65.9	(14.1)	—	51.8
Corporate expense	17.6	—	—	17.6
Preopening expenses	1.8	(0.2)	—	1.6
Impairments of assets	0.3	—	—	0.3
Asset transactions costs	1.9	—	—	1.9
Other operating items, net	(0.6)	—	—	(0.6)
Total operating costs and expenses	635.5	(153.6)	—	481.9
Operating income from Borgata	—	—	14.1	14.1
Operating income	87.0	(28.3)	14.1	72.8
Other expense (income)
Interest income	(0.5)	—	—	(0.5)
Interest expense, net	75.3	(17.9)	—	57.4
Loss on early extinguishments of debt	0.9	—	—	0.9
Other, net	0.7	—	—	0.7
Other non-operating expenses from Borgata, net	—	—	9.5	9.5
Total other expense, net	76.4	(17.9)	9.5	68.0
Income (loss) from continuing operations before taxes	10.6	(10.4)	4.6	4.8
Income taxes	(5.2)	1.1	—	(4.1)
Income (loss) from continuing operations, net of tax	5.4	(9.3)	4.6	0.7
Income (loss) from discontinued operations, net of tax	—	—	—	—
Net income (loss)	5.4	(9.3)	4.6	0.7
Net (income) loss attributable to noncontrolling interest	(4.7)	—	4.7	—
Net income (loss) attributable to Boyd Gaming Corporation	$0.7	$(9.3)	$9.3	$0.7

Boyd Gaming Corporation and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations
For the Three Months Ended June 30, 2014 (Continued)
(Unaudited)

	Boyd	Pro Forma	Pro Forma	Boyd
	Gaming	Deconsolidation	Equity Investment	Gaming
(In millions, except per share data)	Historical	of Borgata	in Borgata	As Adjusted
Basic net income (loss) per common share:
Continuing operations	$(0.1)			$(0.1)
Discontinued operations	—			—
Basic net income (loss) per common share	$(0.1)			$(0.1)
Weighted average basic shares outstanding	109.9			109.9

Diluted net income (loss) per common share:
Continuing operations	$(0.1)			$(0.1)
Discontinued operations	—			—
Diluted net income (loss) per common share	$(0.1)			$(0.1)
Weighted average diluted shares outstanding	110.8			110.8

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

Boyd Gaming Corporation and Subsidiaries
Pro Forma Condensed Consolidated Supplemental Information
Reconciliation of Adjusted EBITDA to Operating Income (Loss)
For the Three Months Ended June 30, 2014
(Unaudited)

	Boyd	Pro Forma	Pro Forma	Boyd
	Gaming	Deconsolidation	Equity Investment	Gaming
(In millions)	Historical	of Borgata	in Borgata	As Adjusted
Net Revenues by Reportable Segment
Las Vegas Locals	$148.3	$—	$—	$148.3
Downtown Las Vegas	55.6	—	—	55.6
Midwest and South	208.9	—	—	208.9
Peninsula	127.8	—	—	127.8
Borgata	181.9	(181.9)	—	—
Net revenues	$722.5	$(181.9)	$—	$540.6

Adjusted EBITDA by Reportable Segment
Las Vegas Locals	$36.6	$—	$—	$36.6
Downtown Las Vegas	8.6	—	—	8.6
Midwest and South	42.1	—	—	42.1
Peninsula	45.3	—	—	45.3
Wholly owned property Adjusted EBITDA	132.6	—	—	132.6
Corporate expense	(14.6)	—	—	(14.6)
Wholly owned Adjusted EBITDA	118.0	—	—	118.0
Borgata	42.6	(42.6)	21.3	21.3
Adjusted EBITDA	160.6	(42.6)	21.3	139.3

Other operating costs and expenses
Deferred rent	0.9	—	—	0.9
Depreciation and amortization	65.9	(14.1)	—	51.8
Preopening expenses	1.8	(0.2)	—	1.6
Share-based compensation expense	3.4	—	—	3.4
Impairments of assets	0.3	—	—	0.3
Asset transactions costs	1.9	—	—	1.9
Other operating charges and credits, net	(0.6)	—	—	(0.6)
Our share of Borgata's other operating costs and expenses	—	—	7.2	7.2
Total other operating costs and expenses	73.6	(14.3)	7.2	66.5
Operating income	87.0	(28.3)	14.1	72.8
Other non-operating items
Interest expense, net	74.8	(17.9)	—	56.9
Loss on early extinguishments of debt	0.9	—	—	0.9
Other, net	0.7	—	—	0.7
Our share of Borgata's other non-operating expenses	—	—	9.5	9.5
Total other non-operating items, net	76.4	(17.9)	9.5	68.0
Income (loss) from continuing operations before income taxes	10.6	(10.4)	4.6	4.8
Income taxes	(5.2)	1.1	—	(4.1)
Income (loss) from continuing operations, net of tax	5.4	(9.3)	4.6	0.7
Income (loss) from discontinued operations, net of tax	—	—	—	—
Net income (loss)	5.4	(9.3)	4.6	0.7
Net (income) loss attributable to noncontrolling interest	(4.7)	—	4.7	—
Net income (loss) attributable to Boyd Gaming Corporation	$0.7	$(9.3)	$9.3	$0.7

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

Boyd Gaming Corporation and Subsidiaries
Pro Forma Condensed Consolidated Supplemental Information
Reconciliation of Net Income (Loss) to Adjusted Earnings (Loss) and Net Income (Loss)
Per Share to Adjusted Earnings (Loss) Per Share
For the Three Months Ended June 30, 2014
(Unaudited)

	Boyd	Pro Forma	Pro Forma	Boyd
	Gaming	Deconsolidation	Equity Investment	Gaming
(In millions, except per share data)	Historical	of Borgata	in Borgata	As Adjusted
Net income (loss) attributable to Boyd Gaming Corporation	$0.7	$(9.3)	$9.3	$0.7
Less: income from discontinued operations, net of tax	—	—	—	—
Adjusted net income (loss) attributable to Boyd Gaming Corporation	0.7	(9.3)	9.3	0.7

Pretax adjustments related to Boyd Gaming:
Preopening expenses, excluding impact of LVE	1.6	—	—	1.6
Loss on early extinguishments of debt	0.9	—	—	0.9
Impairments of assets	0.3	—	—	0.3
Asset transactions costs	1.9	—	—	1.9
Other operating charges and credits, net	(0.7)	—	—	(0.7)
Other (income) loss	0.7	—	—	0.7
Our share of Borgata's pretax adjustments	—	—	(0.2)	(0.2)

Pretax adjustments related to Borgata:
Preopening expenses	0.2	(0.2)	—	—
Valuation adjustments related to consolidation, net	(0.6)	0.6	—	—
Total adjustments	4.3	0.4	(0.2)	4.5

Income tax effect for above adjustments	—	—	—	—
Impact on noncontrolling interest, net	0.2	(0.2)	—	—
Adjusted earnings (loss)	$5.2	$(9.1)	$9.1	$5.2

Net income (loss) per share attributable to Boyd Gaming Corporation	$0.01	$(0.08)	$0.08	$0.01
Less: income from discontinued operations, net of tax	—	—	—	—
Adjusted net income (loss) per share attributable to Boyd Gaming Corporation	0.01	(0.08)	0.08	0.01
Pretax adjustments related to Boyd Gaming:
Preopening expenses, excluding impact of LVE	0.01	—	—	0.01
Loss on early extinguishments of debt	0.01	—	—	0.01
Impairments of assets	—	—	—	—
Asset transactions costs	0.02	—	—	0.02
Other operating charges and credits, net	—	—	—	—
Other (income) loss	—	—	—	—
Our share of Borgata's pretax adjustments	—	—	—	—

Pretax adjustments related to Borgata:
Preopening expenses	0.01	(0.01)	—	—
Valuation adjustments related to consolidation, net	(0.01)	0.01	—	—
Total adjustments	0.04	—	—	0.04

Income tax effect for above adjustments	—	—	—	—
Impact on noncontrolling interest, net	—	—	—	—
Adjusted earnings (loss) per share	$0.05	$(0.08)	$0.08	$0.05

Weighted average shares outstanding	109.9			109.9

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

Boyd Gaming Corporation and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations
For the Three Months Ended September 30, 2014
(Unaudited)

	Boyd	Pro Forma	Pro Forma	Boyd
	Gaming	Deconsolidation	Equity Investment	Gaming
(In millions, except per share data)	Historical	of Borgata	in Borgata	As Adjusted
REVENUES
Operating revenues
Gaming	$631.7	$(187.6)	$—	$444.1
Food and beverage	115.1	(39.7)	—	75.4
Room	75.3	(35.6)	—	39.7
Other	44.4	(13.1)	—	31.3
Gross revenues	866.5	(276.0)	—	590.5
Less promotional allowances	127.7	(66.0)	—	61.7
Net revenues	738.8	(210.0)	—	528.8
COSTS AND EXPENSES
Operating costs and expenses
Gaming	294.1	(71.0)	—	223.1
Food and beverage	61.5	(19.7)	—	41.8
Room	14.7	(4.3)	—	10.4
Other	33.6	(10.9)	—	22.7
Selling, general and administrative	113.2	(32.1)	—	81.1
Maintenance and utilities	45.1	(15.1)	—	30.0
Depreciation and amortization	66.2	(14.1)	—	52.1
Corporate expense	15.1	—	—	15.1
Preopening expenses	1.3	—	—	1.3
Impairments of assets	18.3	—	—	18.3
Asset transactions costs	3.1	(0.4)	—	2.7
Other operating items, net	(1.1)	1.7	—	0.6
Total operating costs and expenses	665.1	(165.9)	—	499.2
Operating income from Borgata	—	—	22.1	22.1
Operating income	73.7	(44.1)	22.1	51.7
Other expense (income)
Interest income	(0.5)	—	—	(0.5)
Interest expense, net	75.4	(17.8)	—	57.6
Loss on early extinguishments of debt	0.1	—	—	0.1
Other, net	0.1	—	—	0.1
Other non-operating expenses from Borgata, net	—	—	10.3	10.3
Total other expense, net	75.1	(17.8)	10.3	67.6
Income (loss) from continuing operations before taxes	(1.4)	(26.3)	11.8	(15.9)
Income taxes	(1.9)	2.7	—	0.8
Income (loss) from continuing operations, net of tax	(3.3)	(23.6)	11.8	(15.1)
Income (loss) from discontinued operations, net of tax	—	—	—	—
Net income (loss)	(3.3)	(23.6)	11.8	(15.1)
Net (income) loss attributable to noncontrolling interest	(11.8)	—	11.8	—
Net income (loss) attributable to Boyd Gaming Corporation	$(15.1)	$(23.6)	$23.6	$(15.1)

Boyd Gaming Corporation and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations
For the Three Months Ended September 30, 2014 (Continued)
(Unaudited)

	Boyd	Pro Forma	Pro Forma	Boyd
	Gaming	Deconsolidation	Equity Investment	Gaming
(In millions, except per share data)	Historical	of Borgata	in Borgata	As Adjusted
Basic net income (loss) per common share:
Continuing operations	$(0.14)			$(0.14)
Discontinued operations	—			—
Basic net income (loss) per common share	$(0.14)			$(0.14)
Weighted average basic shares outstanding	109.9			109.9

Diluted net income (loss) per common share:
Continuing operations	$(0.14)			$(0.14)
Discontinued operations	—			—
Diluted net income (loss) per common share	$(0.14)			$(0.14)
Weighted average diluted shares outstanding	109.9			109.9

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

Boyd Gaming Corporation and Subsidiaries
Pro Forma Condensed Consolidated Supplemental Information
Reconciliation of Adjusted EBITDA to Operating Income (Loss)
For the Three Months Ended September 30, 2014
(Unaudited)

	Boyd	Pro Forma	Pro Forma	Boyd
	Gaming	Deconsolidation	Equity Investment	Gaming
(In millions)	Historical	of Borgata	in Borgata	As Adjusted
Net Revenues by Reportable Segment
Las Vegas Locals	$141.2	$—	$—	$141.2
Downtown Las Vegas	53.4	—	—	53.4
Midwest and South	210.6	—	—	210.6
Peninsula	123.6	—	—	123.6
Borgata	210.0	(210.0)	—	—
Net revenues	$738.8	$(210.0)	$—	$528.8

Adjusted EBITDA by Reportable Segment
Las Vegas Locals	$28.1	$—	$—	$28.1
Downtown Las Vegas	6.3	—	—	6.3
Midwest and South	43.6	—	—	43.6
Peninsula	42.9	—	—	42.9
Wholly owned property Adjusted EBITDA	120.9	—	—	120.9
Corporate expense	(13.8)	—	—	(13.8)
Wholly owned Adjusted EBITDA	107.1	—	—	107.1
Borgata	56.9	(56.9)	28.5	28.5
Adjusted EBITDA	164.0	(56.9)	28.5	135.6

Other operating costs and expenses
Deferred rent	1.0	—	—	1.0
Depreciation and amortization	66.2	(14.1)	—	52.1
Preopening expenses	1.3	—	—	1.3
Share-based compensation expense	1.5	—	—	1.5
Impairments of assets	18.3	—	—	18.3
Asset transactions costs	3.1	(0.4)	—	2.7
Other operating charges and credits, net	(1.1)	1.7	—	0.6
Our share of Borgata's other operating costs and expenses	—	—	6.4	6.4
Total other operating costs and expenses	90.3	(12.8)	6.4	83.9
Operating income	73.7	(44.1)	22.1	51.7
Other non-operating items
Interest expense, net	74.9	(17.8)	—	57.1
Loss on early extinguishments of debt	0.1	—	—	0.1
Other, net	0.1	—	—	0.1
Our share of Borgata's other non-operating expenses	—	—	10.3	10.3
Total other non-operating items, net	75.1	(17.8)	10.3	67.6
Income (loss) from continuing operations before income taxes	(1.4)	(26.3)	11.8	(15.9)
Income taxes	(1.9)	2.7	—	0.8
Income (loss) from continuing operations, net of tax	(3.3)	(23.6)	11.8	(15.1)
Income (loss) from discontinued operations, net of tax	—	—	—	—
Net income (loss)	(3.3)	(23.6)	11.8	(15.1)
Net (income) loss attributable to noncontrolling interest	(11.8)	—	11.8	—
Net income (loss) attributable to Boyd Gaming Corporation	$(15.1)	$(23.6)	$23.6	$(15.1)

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

Boyd Gaming Corporation and Subsidiaries
Pro Forma Condensed Consolidated Supplemental Information
Reconciliation of Net Income (Loss) to Adjusted Earnings (Loss) and Net Income (Loss)
Per Share to Adjusted Earnings (Loss) Per Share
For the Three Months Ended September 30, 2014
(Unaudited)

	Boyd	Pro Forma	Pro Forma	Boyd
	Gaming	Deconsolidation	Equity Investment	Gaming
(In millions, except per share data)	Historical	of Borgata	in Borgata	As Adjusted
Net income (loss) attributable to Boyd Gaming Corporation	$(15.1)	$(23.6)	$23.6	$(15.1)
Less: income from discontinued operations, net of tax	—	—	—	—
Adjusted net income (loss) attributable to Boyd Gaming Corporation	(15.1)	(23.6)	23.6	(15.1)

Pretax adjustments related to Boyd Gaming:
Preopening expenses, excluding impact of LVE	1.3	—	—	1.3
Impairments of assets	18.3	—	—	18.3
Asset transactions costs	2.7	—	—	2.7
Other operating charges and credits, net	0.6	—	—	0.6
Other (income) loss	0.1	—	—	0.1
Our share of Borgata's pretax adjustments	—	—	(1.0)	(1.0)

Pretax adjustments related to Borgata:
Valuation adjustments related to consolidation, net	(0.7)	0.7	—	—
Asset transactions costs	0.4	(0.4)	—	—
Other operating charges and credits, net	(1.7)	1.7	—	—
Total adjustments	21.0	2.0	(1.0)	22.0

Income tax effect for above adjustments	(6.6)	(0.1)	0.1	(6.6)
Impact on noncontrolling interest, net	1.0	(1.0)	—	—
Adjusted earnings (loss)	$0.3	$(22.7)	$22.7	$0.3

Net income (loss) per share attributable to Boyd Gaming Corporation	$(0.14)	$(0.21)	$0.21	$(0.14)
Less: income from discontinued operations, net of tax	—	—	—	—
Adjusted net income (loss) per share attributable to Boyd Gaming Corporation	(0.14)	(0.21)	0.21	(0.14)
Pretax adjustments related to Boyd Gaming:
Preopening expenses, excluding impact of LVE	0.01	—	—	0.01
Impairments of assets	0.17	—	—	0.17
Asset transactions costs	0.03	—	—	0.03
Other operating charges and credits, net	—	—	—	—
Other (income) loss	—	—	—	—
Our share of Borgata's pretax adjustments	—	—	(0.01)	(0.01)

Pretax adjustments related to Borgata:
Valuation adjustments related to consolidation, net	(0.01)	0.01	—	—
Asset transactions costs	—	—	—	—
Other operating charges and credits, net	(0.01)	0.01	—	—
Total adjustments	0.19	0.02	(0.01)	0.20

Income tax effect for above adjustments	(0.06)	—	—	(0.06)
Impact on noncontrolling interest, net	0.01	(0.01)	—	—
Adjusted earnings (loss) per share	$—	$(0.20)	$0.20	$—

Weighted average shares outstanding	110.8			110.8

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

Boyd Gaming Corporation and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations
For the Nine Months Ended September 30, 2014
(Unaudited)

	Boyd	Pro Forma	Pro Forma	Boyd
	Gaming	Deconsolidation	Equity Investment	Gaming
(In millions, except per share data)	Historical	of Borgata	in Borgata	As Adjusted
REVENUES
Operating revenues
Gaming	$1,859.3	$(507.8)	$—	$1,351.5
Food and beverage	332.1	(104.8)	—	227.3
Room	210.1	(90.8)	—	119.3
Other	124.5	(32.0)	—	92.5
Gross revenues	2,526.0	(735.4)	—	1,790.6
Less promotional allowances	356.3	(176.3)	—	180.0
Net revenues	2,169.7	(559.1)	—	1,610.6
COSTS AND EXPENSES
Operating costs and expenses
Gaming	867.5	(199.5)	—	668.0
Food and beverage	180.0	(53.7)	—	126.3
Room	42.3	(10.8)	—	31.5
Other	91.7	(26.1)	—	65.6
Selling, general and administrative	349.6	(101.9)	—	247.7
Maintenance and utilities	131.3	(47.2)	—	84.1
Depreciation and amortization	198.2	(42.1)	—	156.1
Corporate expense	52.6	—	—	52.6
Preopening expenses	3.8	(0.3)	—	3.5
Impairments of assets	20.2	—	—	20.2
Asset transactions costs	5.1	(0.4)	—	4.7
Other operating items, net	(1.9)	2.1	—	0.2
Total operating costs and expenses	1,940.4	(479.9)	—	1,460.5
Operating income from Borgata	—	—	39.6	39.6
Operating income	229.3	(79.2)	39.6	189.7
Other expense (income)
Interest income	(1.4)	—	—	(1.4)
Interest expense, net	226.2	(53.3)	—	172.9
Loss on early extinguishments of debt	1.1	—	—	1.1
Other, net	0.5	—	—	0.5
Other non-operating expenses from Borgata, net	—	—	28.2	28.2
Total other expense, net	226.4	(53.3)	28.2	201.3
Income (loss) from continuing operations before taxes	2.9	(25.9)	11.4	(11.6)
Income taxes	(12.1)	3.1	—	(9.0)
Income (loss) from continuing operations, net of tax	(9.2)	(22.8)	11.4	(20.6)
Income (loss) from discontinued operations, net of tax	—	—	—	—
Net income (loss)	(9.2)	(22.8)	11.4	(20.6)
Net (income) loss attributable to noncontrolling interest	(11.4)	—	11.4	—
Net income (loss) attributable to Boyd Gaming Corporation	$(20.6)	$(22.8)	$22.8	$(20.6)

Boyd Gaming Corporation and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations
For the Nine Months Ended September 30, 2014 (Continued)
(Unaudited)

	Boyd	Pro Forma	Pro Forma	Boyd
	Gaming	Deconsolidation	Equity Investment	Gaming
(In millions, except per share data)	Historical	of Borgata	in Borgata	As Adjusted
Basic net income (loss) per common share:
Continuing operations	$(0.19)			$(0.19)
Discontinued operations	—			—
Basic net income (loss) per common share	$(0.19)			$(0.19)
Weighted average basic shares outstanding	109.9			109.9

Diluted net income (loss) per common share:
Continuing operations	$(0.19)			$(0.19)
Discontinued operations	—			—
Diluted net income (loss) per common share	$(0.19)			$(0.19)
Weighted average diluted shares outstanding	109.9			109.9

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

Boyd Gaming Corporation and Subsidiaries
Pro Forma Condensed Consolidated Supplemental Information
Reconciliation of Adjusted EBITDA to Operating Income (Loss)
For the Nine Months Ended September 30, 2014
(Unaudited)

	Boyd	Pro Forma	Pro Forma	Boyd
	Gaming	Deconsolidation	Equity Investment	Gaming
(In millions)	Historical	of Borgata	in Borgata	As Adjusted
Net Revenues by Reportable Segment
Las Vegas Locals	$440.9	$—	$—	$440.9
Downtown Las Vegas	164.7	—	—	164.7
Midwest and South	631.4	—	—	631.4
Peninsula	373.6	—	—	373.6
Borgata	559.1	(559.1)	—	—
Net revenues	$2,169.7	$(559.1)	$—	$1,610.6

Adjusted EBITDA by Reportable Segment
Las Vegas Locals	$104.6	$—	$—	$104.6
Downtown Las Vegas	24.2	—	—	24.2
Midwest and South	129.9	—	—	129.9
Peninsula	132.9	—	—	132.9
Wholly owned property Adjusted EBITDA	391.6	—	—	391.6
Corporate expense	(42.6)	—	—	(42.6)
Wholly owned Adjusted EBITDA	349.0	—	—	349.0
Borgata	119.9	(119.9)	60.0	60.0
Adjusted EBITDA	468.9	(119.9)	60.0	409.0

Other operating costs and expenses
Deferred rent	2.8	—	—	2.8
Depreciation and amortization	198.2	(42.1)	—	156.1
Preopening expenses	3.8	(0.3)	—	3.5
Share-based compensation expense	11.4	—	—	11.4
Impairments of assets	20.2	—	—	20.2
Asset transactions costs	5.1	(0.4)	—	4.7
Other operating charges and credits, net	(1.9)	2.1	—	0.2
Our share of Borgata's other operating costs and expenses	—	—	20.4	20.4
Total other operating costs and expenses	239.6	(40.7)	20.4	219.3
Operating income	229.3	(79.2)	39.6	189.7
Other non-operating items
Interest expense, net	224.8	(53.3)	—	171.5
Loss on early extinguishments of debt	1.1	—	—	1.1
Other, net	0.5	—	—	0.5
Our share of Borgata's other non-operating expenses	—	—	28.2	28.2
Total other non-operating items, net	226.4	(53.3)	28.2	201.3
Income (loss) from continuing operations before income taxes	2.9	(25.9)	11.4	(11.6)
Income taxes	(12.1)	3.1	—	(9.0)
Income (loss) from continuing operations, net of tax	(9.2)	(22.8)	11.4	(20.6)
Income (loss) from discontinued operations, net of tax	—	—	—	—
Net income (loss)	(9.2)	(22.8)	11.4	(20.6)
Net (income) loss attributable to noncontrolling interest	(11.4)	—	11.4	—
Net income (loss) attributable to Boyd Gaming Corporation	$(20.6)	$(22.8)	$22.8	$(20.6)

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

Boyd Gaming Corporation and Subsidiaries
Pro Forma Condensed Consolidated Supplemental Information
Reconciliation of Net Income (Loss) to Adjusted Earnings (Loss) and Net Income (Loss)
Per Share to Adjusted Earnings (Loss) Per Share
For the Nine Months Ended September 30, 2014
(Unaudited)

	Boyd	Pro Forma	Pro Forma	Boyd
	Gaming	Deconsolidation	Equity Investment	Gaming
(In millions, except per share data)	Historical	of Borgata	in Borgata	As Adjusted
Net income (loss) attributable to Boyd Gaming Corporation	$(20.6)	$(22.8)	$22.8	$(20.6)
Less: income from discontinued operations, net of tax	—	—	—	—
Adjusted net income (loss) attributable to Boyd Gaming Corporation	(20.6)	(22.8)	22.8	(20.6)

Pretax adjustments related to Boyd Gaming:
Preopening expenses, excluding impact of LVE	3.6	—	—	3.6
Loss on early extinguishments of debt	1.1	—	—	1.1
Impairments of assets	20.2	—	—	20.2
Asset transactions costs	4.7	—	—	4.7
Other operating charges and credits, net	0.2	—	—	0.2
Other (income) loss	0.4	—	—	0.4
Our share of Borgata's pretax adjustments	—	—	(1.7)	(1.7)

Pretax adjustments related to Borgata:
Preopening expenses	0.3	(0.3)	—	—
Valuation adjustments related to consolidation, net	(2.0)	2.0	—	—
Asset transactions costs	0.4	(0.4)	—	—
Other operating charges and credits, net	(2.1)	2.1	—	—
Total adjustments	26.8	3.4	(1.7)	28.5

Income tax effect for above adjustments	(6.5)	(0.2)	0.2	(6.5)
Impact on noncontrolling interest, net	1.7	(1.7)	—	—
Adjusted earnings (loss)	$1.4	$(21.3)	$21.3	$1.4

Net income (loss) per share attributable to Boyd Gaming Corporation	$(0.19)	$(0.21)	$0.21	$(0.19)
Less: income from discontinued operations, net of tax	—	—	—	—
Adjusted net income (loss) per share attributable to Boyd Gaming Corporation	(0.19)	(0.21)	0.21	(0.19)
Pretax adjustments related to Boyd Gaming:
Preopening expenses, excluding impact of LVE	0.03	—	—	0.03
Loss on early extinguishments of debt	0.01	—	—	0.01
Impairments of assets	0.19	—	—	0.19
Asset transactions costs	0.05	—	—	0.05
Other operating charges and credits, net	—	—	—	—
Other (income) loss	—	—	—	—
Our share of Borgata's pretax adjustments	—	—	(0.02)	(0.02)

Pretax adjustments related to Borgata:
Preopening expenses	—	—	—	—
Valuation adjustments related to consolidation, net	(0.02)	0.02	—	—
Asset transactions costs	—	—	—	—
Other operating charges and credits, net	(0.02)	0.02	—	—
Total adjustments	0.24	0.04	(0.02)	0.26

Income tax effect for above adjustments	(0.06)	—	—	(0.06)
Impact on noncontrolling interest, net	0.02	(0.02)	—	—
Adjusted earnings (loss) per share	$0.01	$(0.19)	$0.19	$0.01

Weighted average shares outstanding	110.8			110.8

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

Boyd Gaming Corporation and Subsidiaries
Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

NOTE 1.    BASIS OF PRESENTATION
Historical financial information for each period presented has been derived from Boyd’s historical financial statements.

NOTE 2.    DECONSOLIDATION OF HOLDING COMPANY
On September 30, 2014, MGM reacquired its Borgata interest and its substantive participation rights in the management of Borgata. As a result, Boyd is deconsolidating Borgata and will account for its 50% equity investment in Borgata on the equity method.

NOTE 3.    PRO FORMA ADJUSTMENTS
The pro forma adjustments reflect the equity pick-up by Boyd of its share of the operations of Borgata. The components of certain of those adjustments are as follows:

Boyd’s Share of Borgata’s Other Operating Costs and Expenses
				Nine Months
	Quarter ended			Ended
	March 31,	June 30,	September 30,	September 30,
(In millions)	2014	2014	2014	2014
Depreciation and amortization	$6.9	$7.1	$7.1	$21.1
Preopening expenses	—	0.1	—	0.1
Asset transactions costs	—	—	0.2	0.2
Other	(0.1)	—	(0.9)	(1.0)
Total	$6.8	$7.2	$6.4	$20.4

	Quarter ended				Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
(In millions)	2013	2013	2013	2013	2013
Depreciation and amortization	$7.8	$7.8	$7.2	$7.1	$29.9
Preopening expenses	—	—	0.2	1.8	2.0
Impairments of assets	—	2.5	—	—	2.5
Asset transactions costs	0.2	—	(0.1)	—	0.1
Other	—	—	1.6	—	1.6
Total	$8.0	$10.3	$8.9	$8.9	$36.1

Boyd Gaming Corporation and Subsidiaries
Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

Boyd’s Share of Holding Company's Other Non-operating Expenses
				Nine Months
	Quarter ended			Ended
	March 31,	June 30,	September 30,	September 30,
(In millions)	2014	2014	2014	2014
Interest expense, net	$8.8	$8.9	$8.9	$26.6
Income taxes	(0.3)	0.6	1.4	1.6
Total	$8.5	$9.5	$10.3	$28.2

	Quarter ended				Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
(In millions)	2013	2013	2013	2013	2013
Interest expense, net	$10.4	$10.4	$10.1	$9.7	$40.7
Loss on early extinguishments of debt	—	—	1.3	11.7	12.9
Income taxes	(0.3)	(0.4)	0.4	(1.9)	(2.2)
Total	$10.1	$10.0	$11.8	$19.5	$51.4